Exhibit 10.20

NEITHER THIS DEBENTURE NOR THE SECURITIES ISSUABLE UPON CONVERSION OF THIS DEBENTURE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS, AND NEITHER THIS DEBENTURE NOR THE SECURITIES ISSUABLE UPON CONVERSION OF THIS DEBENTURE CAN BE OFFERED, SOLD, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF UNLESS THE REGISTRATION PROVISIONS OF SUCH ACT AND OF THE APPLICABLE STATE SECURITIES LAWS HAVE BEEN COMPLIED WITH OR COMPLIANCE WITH SUCH PROVISIONS IS NOT REQUIRED.

CONVERTIBLE DEBENTURE

$100,000	September 17, 2010

FOR VALUE RECEIVED, CPC OF AMERICA, INC., a Nevada corporation (the “Company”), hereby promises to pay to the order of Henry F. Johnson, Jr. (the “Holder”) the principal amount of the principal sum of One Hundred Thousand ($100,000.00), together with interest accrued thereon from the date hereof at a rate equal to Thirty percent (30%) per annum compounded monthly, in lawful currency of the United States of America.

The following is a statement of the rights of the Holder and the terms and conditions to which this Debenture is subject, to which the Holder, by acceptance of this Debenture, agrees:

1. PAYMENT.

(a) The outstanding principal under this Debenture and the accrued interest thereon shall be due and payable the earlier of September 16, 2012 (the “Maturity Date”).  The interest is guaranteed for two years for a compound total of $80,872.60.

(b) All payments of principal and interest under this Debenture will be made to the Holder by wire transfer to the account most recently specified in writing by the Holder or by check sent by nationally recognized courier to the address of the Holder specified above or to such other address as may have been most recently specified in writing by the Holder.

(c) Notwithstanding any provision contained herein, the total liability of the Company for payment of interest pursuant hereto shall not exceed the maximum amount of such interest permitted by law to be charged, collected or received from the Company, and if any payments by the Company include interest in excess of such a maximum amount, the Holder shall apply such excess to the reduction of the unpaid principal amount due pursuant hereto, or if none is due, such excess shall be refunded to the Company.

2. CONVERSION UPON MATURITY OF DEBENTURE.  The Holder shall have the option of converting the unpaid principal balance and any accrued but unpaid interest of this Debenture into shares of the Company’s common stock (the “Common Stock”) at the price per share of $.37 on or before the Maturity Date (the “Conversion Price”).  The Company will, as soon as practicable thereafter, issue and deliver to the Holder a certificate or certificates for that number of shares of restricted Common Stock to which such Holder is entitled, bearing such legends as may be required by applicable state and federal securities laws.  No fractional shares will be issued; in lieu of any fractional share to which the Holder would otherwise be entitled, the Company will pay the cash value of that fractional share to the Holder.  Upon conversion of this Debenture as set forth in this Section 2, this Debenture shall be cancelled and the Company will be forever released from all of its obligations and liabilities hereunder.

3.   REGISTRATION RIGHTS.  The Company hereby grants the following registration rights to the Holder:

If the Company at any time proposes to register any of its securities under the Securities Act of 1933 (the “Act”) for sale to the public, whether for its own account or for the account of other security holders or both, except with respect to registration statements on Forms S-4, S-8 or another form not available for registering the Registrable Securities for sale to the public, provided the Registrable Securities are not otherwise subject to an effective registration statement, the Company will give the Holder written notice (“Notice of Registration”) to cause such Registrable Securities to be included with the securities to be covered by the registration statement proposed to be filed by the Company.  In the event that any registration pursuant to this Section 3(a) shall be, in whole or in part, an underwritten public offering of Common Stock of the Company, the number of shares of Registrable Securities to be included in such an underwriting may be reduced by the managing underwriter if and to the extent that the Company and the underwriter shall reasonably be of the opinion that such inclusion would adversely affect the marketing of the securities to be sold by the Company therein; provided, however, that the Company shall notify the Holder in writing of any such reduction.  “Registrable Securities” means the number of shares of the Company’s Common Stock, issuable pursuant to Section 2  hereto as well as the Commitment Shares and Penalty Shares as defined below.

4.           REGISTRATION PROCEDURES. If and whenever the Company is required by the provisions hereof to effect the registration of the Registrable Securities under the Act, the Company will:

(a) prepare and file with the Securities and Exchange Commission (the “SEC”) a registration statement with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for the period of the distribution contemplated thereby (determined as herein provided), and promptly provide to the Holder copies of all filings and SEC letters of comment;

(b) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective until the earlier date of when:  (i) all Registrable Securities have been sold or (ii) all Registrable Securities may be sold immediately without registration under the Securities Act and without volume restrictions pursuant to Rule 144(k), as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company’s transfer agent and the affected Holders (the “Effectiveness Period”);

(c) furnish to the Holder such number of copies of the registration statement and the prospectus included therein (including each preliminary prospectus) as the Holder reasonably may request to facilitate the public sale or disposition of the securities covered by such registration statement;

(d) register or qualify the Holder's Registrable Securities covered by such registration statement under the securities or "blue sky" laws of such jurisdictions as the Holder’s requests, provided, however, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

(e) list the Registrable Securities covered by such registration statement with any securities exchange on which the Common Stock of the Company is then listed;

(f) immediately notify the Holder at any time when a prospectus relating thereto is required to be delivered under the Act, of the happening of any event of which the Company has knowledge as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing; and

(g)           make available for inspection by the Holder and any attorney, accountant or other agent retained by the Holder, all publicly-available, non-confidential financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all publicly-available, non-confidential information reasonably requested by the attorney, accountant or agent of the Holder.

5.           PROVISION OF DOCUMENTS.  In connection with any registration pursuant to Section 3 hereof, the Holder will furnish to the Company in writing such information and representation letters with respect to itself and the proposed distribution by it as reasonably shall be necessary in order to assure compliance with federal and applicable state securities laws.

6.           REGISTRATION EXPENSES.  All expenses incurred by the Company in complying with Section 4, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including reasonable counsel fees) incurred in connection with complying with state securities or "blue sky" laws, fees of the NASD, transfer taxes, fees of transfer agents and registrars, fees of, and disbursements incurred by, and costs of insurance are called "Registration Expenses". All underwriting discounts and selling commissions applicable to the sale of Registrable Securities, including any fees and disbursements of any special counsel to the Holder beyond those included in Registration Expenses, are called "Selling Expenses."

The Company will pay all Registration Expenses.  All Selling Expenses in connection with each registration statement under Section 3 shall be borne by the Holder.

7.           INDEMNIFICATION.

(a) In the event of a registration of any Registrable Securities under the Act pursuant to Section 3, the Company will indemnify and hold harmless the Holder, and its officers, directors and each other person, if any, who controls the Holder within the meaning of the Act, against any losses, claims, damages or liabilities, joint or several, to which the Holder, or such persons may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Registrable Securities were registered under the Act pursuant to Section 3, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Holder, and each such person for any reasonable legal or other expenses incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by the Holder or any such person in writing specifically for use in any such document.

(b) In the event of a registration of the Registrable Securities under the Act pursuant to Section 3, the Holder will indemnify and hold harmless the Company, and its officers, directors and each other person, if any, who controls the Company within the meaning of the Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or such persons may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Registrable Securities were registered under the Act pursuant to Section 3, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such person for any reasonable legal or other expenses incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that the Holder will be liable in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished in writing to the Company by the Holder specifically for use in any such document.

(c) Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this Section 7(c) and shall only relieve it from any liability which it may have to such indemnified party under this Section 7(c) if and to the extent the indemnifying party is prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 7(c) for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof; if the indemnified party retains its own counsel, then the indemnified party shall pay all fees, costs and expenses of such counsel, provided, however, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified parties shall have the right to select one separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the reasonable expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.

(d) In order to provide for just and equitable contribution in the event of joint liability under the Act in any case in which either (i) the Holder, or any controlling person of the Holder, makes a claim for indemnification pursuant to this Section 7 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 7 provides for indemnification in such case, or (ii) contribution under the Act may be required on the part of the Holder or controlling person of the Holder in circumstances for which indemnification is provided under this Section 7; then, and in each such case, the Company and the Holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that the Holder is responsible only for the portion represented by the percentage that the public offering price of its securities offered by the registration statement bears to the public offering price of all securities offered by such registration statement, provided, however, that, in any such case, (A) the Holder will not be required to contribute any amount in excess of the public offering price of all such securities offered by it pursuant to such registration statement; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 10(f) of the Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

8.           WAIVER.  The Company and all parties now or hereafter liable for the payment hereof, whether as endorser, guarantor, surety or otherwise, generally waive demand, presentment for payment, notice of dishonor, protest and notice of protest, diligence in collecting or bringing suit against any party hereto, and agree to all extensions, renewals, indulgences, releases or changes which from time to time may be granted by the Holder and to all partial payments hereon, with or without notice before or after maturity.

9.           ATTORNEYS’ FEES.  If this Debenture is collected by law or through an attorney for collection or enforcement, the holder hereof shall be entitled to collect reasonable attorneys’ fees and all costs of collection from the Company.

10.           PREPAYMENT.  The Company and Holder acknowledge that the Company may prepay all or any portion of the outstanding principal amount and then accrued interest at any time prior to the Maturity Date without penalty.

11.           GOVERNING LAW.  This Debenture shall be construed according to and governed by the laws of the State of Nevada.  If any court of competent jurisdiction shall declare any of the terms of this Debenture invalid, such invalidity shall not affect any of the other terms hereof.

12.           AMENDMENT; ASSIGNMENT.  No provision hereof shall be waived or amended except by an instrument in writing signed by the party against whom such waiver or amendment is sought.  This Debenture is not transferable or assignable by either party without the other party’s prior written consent.

14.           NOTICES.  All notices hereunder shall be in writing, either mailed by first-class mail, postage prepaid, or delivered by hand or nationally recognized courier, and, if to the Company, shall be addressed to it at 5348 Las Vegas Drive, #89, Las Vegas, Nevada 89108  Attn: Marcia J. Hein, CPA, Chief Financial Officer and Treasurer, or at such other address as the Company may hereafter designate by notice to the Holder, and, if to the Holder, addressed to the Holder at 14817 San Ardo Drive, Los Angeles, CA 90638 or at such other address as the Holder may hereafter designate by notice to the Company.  All such notices and communications shall be effective if mailed, three (3) days after mailing, and if delivered, upon delivery.

IN WITNESS WHEREOF, the Company has caused this Debenture to be duly executed as of the date first above written.

CPC OF AMERICA, INC.

By: __________________________
Marcia J. Hein, CPA
Chief Financial Officer and Treasurer

AGREED TO AND ACKNOWLEDGED
BY HOLDER

By: /s/ Henry F. Johnson, Jr.
Henry F. Johnson, Jr.

$100,000. @ 30% for 2 years guaranteed = $180,872.60 converted  @  $0.37 = 488,845 commons shares
The parties and related parties who further invest thereof in the convertible debenture shall receive terms of 30% annual interest, 2 years term with guaranteed interest and conversion to common shares at $0.57 per share.  Furthermore these convertible debentures (debt) until converted are senior to the Series A, B, C, D, E, and common stock of the Company.